UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 31, 2008
Date of Earliest Event Reported: December 19, 2007

Destiny Media Technologies Inc.
(Exact name of Registrant as specified in its Charter)

Colorado
(State or other Jurisdiction of Incorporation)

000-28259	84-1516745
(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 800 - 570 Granville St.
Vancouver British Columbia, V6C 3P1
Canada	N/A
(Address of Principal Executive Offices)	(Zip Code)

(604) 609-7736
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Destiny Media Technologies (the “Company”) has entered into a commercial agreement with EMI Music North America to distribute their music digitally through the internet to radio stations and other trusted recipients in Canada, the United States and Mexico using the company's secure Play MPE digital distribution system (http://www.plaympe.com). The contract is effective November 1, 2007 and is for a one year term. It is in accordance with the company's standard transactional pricing schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2008	DESTINY MEDIA TECHNOLOGIES, INC.

	By:	/s/ Steven Vestergaard
Steven Vestergaard, Chief Executive Officer